                                                                    Exhibit 10.1

                                    FORM OF
                                 FIRST AMENDMENT
                                     TO THE
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                          C.W. GILLULY AND HADRON, INC.
                          -----------------------------

     THIS FIRST AMENDMENT (the "First Amendment") to the Employment Agreement
                                ---------------
between C.W. Gilluly ("Gilluly") and Hadron, Inc. ("Hadron" or "Company") dated as of July 1, 2000 (the "Agreement") is made effective as of January 16, 2001 by and between Gilluly and Hadron.

                                    RECITALS:

     WHEREAS Hadron and Gilluly have previously entered into the Agreement; and

     WHEREAS the parties hereto wish to amend the agreement as it pertains to the change in Gilluly's position with Hadron.

     NOW, THEREFORE, IN CONSIDERATION of the foregoing Recitals and the mutual promises and covenants of the parties made herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally and equitably bound, do hereby agree as follows:

     1. Amendment of Agreement.
        ----------------------

        A. Section 1 of the Agreement, captioned "Change of Status" is hereby deleted in its entirety and the following is substituted in its place:

        "1. Change of Status. Gilluly hereby agrees as of the Effective Date
            ----------------
that his employment with the Company shall be as a part-time employee and Member of the Board of Directors."

        B. Section 4(a) of the Agreement, captioned "Base Fee" is hereby deleted in its entirety and the following is substituted in its place:

        "Base Fee. For the Services performed hereunder by Gilluly, Hadron shall
         --------
pay Gilluly $11,866.67 per month, payable on the first day of each month. Hadron shall be obligated to pay this amount to Gilluly through June 30, 2002."

        C. Section 6 of the Agreement, captioned "Outstanding Obligations of Company to Gilluly" is hereby deleted in its entirety and the following is substituted in its place:

        "Outstanding Obligations of Company to Gilluly. Company shall pay to
         ---------------------------------------------
Gilluly $34,777.70, which represents all remaining payments due to him under Gilluly's deferred compensation plan, by making five (5) equal monthly payments of $6,955.54 to Gilluly."

     2. Miscellaneous.
        -------------

        (a) Except as amended by this First Amendment, all of the terms and conditions of the Agreement are continued, ratified and in full force and effect, binding in accordance with their terms.

        (b) This First Amendment may be signed in any number of counterparts, each of which shall constitute one and the same instrument, and each of the undersigned parties may execute this First Amendment by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Employment Agreement between C.W. Gilluly and Hadron, Inc. as of January 16, 2001.


                                   Hadron, Inc.


                                   By:
                                        ----------------------------
                                        Jon M. Stout
                                        Chairman of the Board



                                        ----------------------------
                                        C.W. Gilluly

                                       2